S-K 1607, De-SPAC Reports, Opinions, Appraisals, Negotiations	Mar. 19, 2026
Reports, Opinions, Appraisals, and Negotiations [Line Items]
Reports, Opinions, Appraisals, and Negotiations [Table Text Block]	In connection with such review, the A Paradise Board reviewed, among others, (a) the analysis and valuation opinion of Migo, A Paradise’s valuation advisor, as to the equity value of Enhanced, (b) the draft historical financial information of Enhanced, (c) the legal due diligence report of DaHui, A Paradise’s legal due diligence counsel, and the financial due diligence report of Migo, A Paradise’s financial due diligence advisor and (d) the terms of the Business Combination Agreement, including the valuation of Enhanced and the consideration to be paid, and (e) fairness opinion of Roma. The details of each such analysis and the engagement and qualifications of Migo and Roma are set forth below.